UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Liquidity Fund

Annual report
9|30|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Liquidity Fund

Annual report
9 | 30 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Important notice regarding Putnam’s privacy policy	13

Trustee approval of management contract	14

Financial statements	19

Federal tax information	36

About the Trustees	37

Officers	39

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals, based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. Due to market volatility, current performance may be higher or lower than performance shown. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

2	Money Market Liquidity Fund

Interview with your fund’s portfolio managers

How would you characterize the market environment for the 12 months ended September 30, 2013?

Joanne: Continued evidence of a slowly recovering U.S. economy and positive investor sentiment fueled a rally across the financial markets well into the spring of 2013. However, the market environment became less hospitable in May, when the Federal Reserve suggested that it could begin tapering its bond-buying stimulus program if economic conditions continued to improve. The debate over the end of the Fed’s quantitative easing [QE] program became the focus of markets around the world, and equity and fixed-income markets sold off sharply.

In June, Fed Chairman Ben Bernanke clarified his statements, adding that the pace of tapering and eventual withdrawal of QE would be economically driven. During July, many sectors of the financial markets recovered, especially global stocks. However, August brought new concerns about potential U.S. military involvement in Syria and the looming U.S. debt ceiling, as well as lingering anxiety about the Fed’s withdrawal of its stimulus program. At its September 2013 meeting, the Fed surprised many observers by deciding not to begin scaling back QE — thereby keeping rates unchanged. Most asset classes generally rallied after the Fed’s announcement.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

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The performance of U.S. equity and fixed-income markets, which previously had been buoyed by the unprecedented, massive liquidity created by the Fed’s stimulus program, began to diverge in the second half of the reporting period. Stocks shook off the uncertainty and resumed a strong rally that had been in place for more than a year. As a result, U.S. equities closed out the period with favorable results, despite some trepidation about a U.S. government shutdown in the final days of the period. U.S. credit markets, however, had a more acute reaction to the Fed’s announcements in May and June. Interest rates rose — causing the bond yield curve to steepen overall. The upward trend in rates depressed performance, as bond prices tend to move in the opposite direction of rates. Convertible securities and high-yield bonds were notable exceptions and posted positive results.

How did the interest-rate volatility affect the performance of Putnam Money Market Liquidity Fund during the period?

Jonathan: Money market instruments were affected less by the market volatility given their shorter-term focus, and, accordingly, stood up to their reputation as being a safe harbor in times of market turmoil. For the 12 months ended September 30, 2013, the fund performed in line with the current interest-rate environment, which has been defined, in large measure, by the Fed’s decision to hold its benchmark federal funds rate steady in the 0%-to-0.25% range since December 2008. At period-end, the fund’s weighted average days to maturity stood at 37 days.

What are your thoughts about the recent rate volatility and the future course for the U.S. economy?

Joanne: The Fed’s talk of reducing stimulus during its May/June time frame caused

Allocations are represented as a percentage of the fund’s net assets as of 9/30/13. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Money Market Liquidity Fund

unease among bond investors, and the rise in longer-term yields that we saw during that period was quite dramatic. In our opinion, the Fed concluded this past spring that the economy was in a much healthier state than when the latest round of QE had begun in late 2012, and that if the pace of improvement continued, it would be prudent to begin dialing back its bond-buying program. However, at its September meeting, the central bank decided to wait for further evidence of improvement in economic growth and in the labor market before setting a timetable. In short, Fed officials now appear more concerned about hints of softness in the recent economic data, such as retail sales, and are less impressed with the strong data elsewhere in the U.S. economy. We also believe the central bank may be more worried about fiscal issues at the federal level than the financial markets appear to be, given recent market performance.

Although the political standoff around the debt ceiling has been temporarily resolved, there is certainly the chance that similar events will be repeated in early 2014. For now, we expect the markets to refocus on economic data over the near term.

What was your strategy to capture income amid the volatility?

Jonathan: Bernanke’s comments about the future course of interest-rate policy did not have the same effect on shorter-maturity money market instruments as they did on

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Money Market Liquidity Fund	5

longer-dated securities. In fact, the short end of the yield curve tightened during the second half of the fiscal year, as the seasonal supply of Treasury bills matured and Fed policy continued to hold short-term interest rates close to zero.

In this challenging environment, we typically look for investments that allow us to extend maturities to lock in attractive rates for several months while focusing the portfolio on liquidity. Accordingly, we added exposure to corporate and bank issuers, as well as government agency discount notes. Repurchase agreements with what we believe are strong counterparties that are collateralized by Treasuries and agency mortgages continue to represent a large weighting of the portfolio as they provide a regular source of liquidity.

Which fund holdings exemplified your strategy during the period?

Joanne: We think that underlying bank fundamentals are strong, and we have invested in what we believe are large, creditworthy banks, such as HSBC USA and DnB Bank ASA. We believe these banks’ asset-quality measures are improving and profits are being retained to help build capital. In our opinion, these positive developments are somewhat offset by the banks’ underlying revenue weakness with soft loan demand, pressured interest margins, and ongoing regulatory pressure on fee business. The fund also held commercial paper issued by MetLife Short Term Funding, a subsidiary of MetLife Inc., a major provider of insurance, benefits, and financial services.

We continue to find what we believe are attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market. The ABCP issuers that we consider safe and appropriate investments for the fund must be backed by diverse, high-quality financial assets, such as trade receivables, commercial loans, auto loans, mortgage loans, and other asset types. These issuers must maintain ample third-party structural support and have strong management and sponsorship. Old Line Funding and Chariot Funding are examples.

Could you bring us up to date with regard to the Securities and Exchange Commission’s [SEC’s] efforts to improve the functioning of the money markets?

Jonathan: This past June, the SEC released a new proposal for money market funds to address structural vulnerabilities that include possibilities of a floating net asset value for some money market funds, establishing liquidity fees and redemption gates, or a combination of these that could be used under certain circumstances. The industry, investors, and issuers had until September 17, 2013, to submit comments, with the goal of potentially seeing a new amendment by early 2014. In addition to criticisms that these reforms would be expensive and difficult to implement, there is some debate as to whether these reforms would adequately make money market funds less susceptible to investors withdrawing their investments in a financial crisis. It is interesting to note that many portfolio managers, investor groups, and interested parties expressed in their comment letters that municipal money market funds should not be subject to the structural proposals. We will continue to closely monitor developments and their impact on our shareholders.

Should investors expect continued volatility in the coming months?

Joanne: There has been a great deal of market concern about when the Fed might begin to phase out its purchases, at what pace, and how quickly this will be followed by monetary tightening in the form of a rise in the federal funds rate. So, with less clarity about these issues than investors wish for, we expect continued volatility in interest rates as investors adjust their expectations about Fed policy. However, when the Fed does begin to

6	Money Market Liquidity Fund

taper, we believe it will likely be some time before they actually start to tighten and raise the federal funds rate.

Building on the fund’s twin goals of safety and liquidity, we believe the portfolio is prudently positioned for income opportunities in the current market environment.

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

With the U.S. Federal Reserve facing the formidable challenge of starting to unwind its unprecedented monetary stimulus program, President Barack Obama in October nominated Janet Yellen to chair the world’s most powerful central bank. Ben Bernanke completes his second four-year term as Fed chairman on January 31, 2014. If she receives congressional confirmation, Yellen, vice chairman of the Fed since 2010 and a key architect of the central bank’s $85-billion-a-month asset-purchase program, would become the first woman to lead the central bank in its 100-year history. Bernanke, who led the Fed in its efforts to help the U.S. economy withstand the worst financial crisis since the 1930s, has said that the central bank will not taper its monthly bond purchases until U.S. economic data, particularly with respect to employment, show further improvement. The Fed has also pledged to hold short-term interest rates near zero until the nation’s unemployment rate, which stood at 7.2% as of September 30, 2013, reaches 6.5%, provided inflation remains in check.

Money Market Liquidity Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section in this report for definitions of the share class offered by your fund.

Fund performance Total return for periods ended 9/30/13

Class P
(inception date)	(4/13/09)

Net asset value

Life of fund	0.65%
Annual average	0.15

3 years	0.31
Annual average	0.10

1 year	0.10

Current rate (end of period)*	Net asset value

Current 7-day yield (with expense limitation)	0.05%

Current 7-day yield (without expense limitation)	0.00

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. The yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

Comparative Lipper returns For periods ended 9/30/13

Lipper Institutional Money Market Funds
category average*

Life of fund	0.34%
Annual average	0.08

3 years	0.15
Annual average	0.05

1 year	0.04

Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 9/30/13, there were 287, 280, and 260 funds, respectively, in this Lipper category.

8	Money Market Liquidity Fund

Fund distribution information For the 12-month period ended 9/30/13

Distributions	Class P

Number	12

Income	$0.000988

Capital gains	—

Total	$0.000988

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P

Net expenses for the fiscal year ended 9/30/12*	0.03%

Total annual operating expenses for the fiscal year ended 9/30/12	0.28%

Annualized expense ratio for the six-month period ended 9/30/13†	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/14.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.15

Ending value (after expenses)	$1,001.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Money Market Liquidity Fund	9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.15

Ending value (after expenses)	$1,024.92

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10	Money Market Liquidity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They bear no management fee and are available only to other Putnam funds.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Money Market Liquidity Fund	11

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12	Money Market Liquidity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Money Market Liquidity Fund	13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

14	Money Market Liquidity Fund

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the

Money Market Liquidity Fund	15

Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, Putnam Management has contractually agreed to waive its management fees for your fund through January 30, 2015. The Trustees noted that fund has paid no management fees since its inception. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services

16	Money Market Liquidity Fund

provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on April 13, 2009, the Trustees considered information about the total return of your fund and your fund’s performance relative to its benchmark over the one-year and three-year periods ended December 31, 2012. Your fund’s class P shares’ return net of fees and expenses was positive and slightly exceeded the return of its benchmark over these periods. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful

Money Market Liquidity Fund	17

that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18	Money Market Liquidity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Money Market Liquidity Fund	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Money Market Liquidity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from April 13, 2009 (commencement of operations) through September 30, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Money Market Liquidity Fund as of September 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 7, 2013

20 Money Market Liquidity Fund

The fund’s portfolio 9/30/13

	Principal
REPURCHASE AGREEMENTS (50.8%)*	amount	Value

Interest in $143,950,000 joint tri-party repurchase agreement dated
9/30/13 with Bank of Nova Scotia due 10/1/13 — maturity value of
$84,500,188 for an effective yield of 0.08% (collateralized by various
U.S. Treasury notes and various U.S. Treasury Inflation Protected Securities with coupon rates ranging from 0.125% to 2.625% and due dates ranging
from 3/31/18 to 1/15/23, valued at $146,829,357)	$84,500,000	$84,500,000

Interest in $255,000,000 joint tri-party term repurchase agreement dated
9/25/13 with Barclays Capital, Inc. due 10/2/13 — maturity value of
$125,000,486 for an effective yield of 0.02% (collateralized by various mortgage backed securities with coupon rates ranging from 0.00% to 5.717%
and due dates ranging from 6/1/18 to 9/1/43, valued at $260,100,000)	125,000,000	125,000,000

Interest in $50,000,000 tri-party repurchase agreement dated 9/30/13 with
BNP Paribas Securities Corp. due 10/1/13 — maturity value of $50,000,097 for an effective yield of 0.07% (collateralized by a mortgage backed security with a coupon rate of 4.00% and a due date of 11/1/31, valued
at $51,000,000)	50,000,000	50,000,000

Interest in $45,000,000 joint tri-party repurchase agreement dated
9/30/13 with BNP Paribas Securities Corp. due 10/1/13 — maturity value of $11,500,035 for an effective yield of 0.11% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.5662%
to 9.875% and due dates ranging from 5/1/14 to 6/15/45, valued
at $47,250,000)	11,500,000	11,500,000

Interest in $255,000,000 joint tri-party term repurchase agreement dated 9/25/13 with Citigroup Global Markets, Inc./Salomon Brothers due 10/2/13 — maturity value of $125,000,972 for an effective yield of 0.04% (collateralized by various mortgage backed securities with coupon rates ranging from 2.17% to 6.149% and due dates ranging from
12/1/24 to 6/15/48, valued at $260,431,812)	125,000,000	125,000,000

Interest in $333,000,000 joint tri-party repurchase agreement dated
9/30/13 with Citigroup Global Markets, Inc./Salomon Brothers due
10/1/13 — maturity value of $141,121,392 for an effective yield of 0.10% (collateralized by various mortgage backed securities with coupon rates ranging from 2.202% to 7.50% and due dates ranging from
12/1/13 to 8/15/48, valued at $339,660,000)	141,121,000	141,121,000

Interest in $74,300,000 joint tri-party repurchase agreement dated
9/30/13 with Credit Suisse Securities (USA), LLC due 10/1/13 — maturity value of $24,700,075 for an effective yield of 0.11% (collateralized by various corporate bonds and notes with coupon rates ranging from 1.15% to 9.81%
and due dates ranging from 10/24/13 to 12/15/66, valued at $78,018,810)	24,700,000	24,700,000

Interest in $50,000,000 tri-party repurchase agreement dated 9/30/13 with
Credit Suisse Securities (USA), LLC due 10/1/13 — maturity value of
$50,000,069 for an effective yield of 0.05% (collateralized by a U.S. Treasury note with a coupon rate of 0.25% and a due date of 2/15/15, valued
at $51,004,554)	50,000,000	50,000,000

Interest in $175,000,000 joint tri-party repurchase agreement dated
9/30/13 with Goldman, Sachs & Co. due 10/1/13 — maturity value of
$117,737,229 for an effective yield of 0.07% (collateralized by various mortgage backed securities with coupon rates ranging from 2.093% to 4.00%
and due dates ranging from 5/1/43 to 9/1/43, valued at $178,500,000)	117,737,000	117,737,000

Money Market Liquidity Fund	21

	Principal
REPURCHASE AGREEMENTS (50.8%)* cont.	amount	Value

Interest in $50,000,000 joint tri-party term repurchase agreement dated
9/25/13 with J.P. Morgan Securities, Inc. due 10/2/13 — maturity value of $24,500,143 for an effective yield of 0.03% (collateralized by various mortgage backed securities with coupon rates ranging from 2.50% to 7.00%
and due dates ranging from 7/1/15 to 8/1/43, valued at $51,004,844)	$24,500,000	$24,500,000

Interest in $70,500,000 joint tri-party term repurchase agreement dated
9/4/13 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 12/3/13 —
maturity value of $24,504,288 for an effective yield of 0.07% (collateralized by various mortgage backed securities with coupon rates ranging from
2.214% to 6.50% and due dates ranging from 10/1/18 to 9/1/43, valued at
$71,910,001) IR	24,500,000	24,500,000

Interest in $67,000,000 joint tri-party term repurchase agreement dated
9/24/13 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 10/1/13 —
maturity value of $31,750,185 for an effective yield of 0.03% (collateralized by various mortgage backed securities with coupon rates ranging from
1.722% to 6.50% and due dates ranging from 9/1/18 to 10/1/43, valued
at $68,340,001)	31,750,000	31,750,000

Interest in $235,510,000 joint tri-party repurchase agreement dated
9/30/13 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 10/1/13 —
maturity value of $92,660,206 for an effective yield of 0.08% (collateralized by various mortgage backed securities with coupon rates ranging from
1.013% to 7.868% and due dates ranging from 12/1/16 to 12/1/47, valued
at $240,220,201)	92,660,000	92,660,000

Interest in $65,000,000 joint tri-party term repurchase agreement dated
9/18/13 with RBC Capital Markets, LLC due 2/19/14 — maturity value of
$19,006,460 for an effective yield of 0.08% (collateralized by a mortgage backed security with a coupon rate of 5.00% and a due date of 7/1/40,
valued at $66,301,768) IR	19,000,000	19,000,000

Interest in $76,000,000 joint tri-party term repurchase agreement dated
8/28/13 with RBC Capital Markets, LLC due 11/26/13 — maturity value of $19,303,378 for an effective yield of 0.07% (collateralized by various mortgage backed securities with coupon rates ranging from 4.00% to 5.00%
and due dates ranging from 7/1/40 to 10/1/42, valued at $77,525,125) IR	19,300,000	19,300,000

Interest in $134,000,000 tri-party repurchase agreement dated
9/30/13 with RBC Capital Markets, LLC due 10/1/13 — maturity value of $134,000,298 for an effective yield of 0.08% (collateralized by various mortgage backed securities and a corporate bond with coupon rates ranging from 3.00% to 3.875% and due dates ranging from 1/15/22 to 3/1/43,
valued at $136,937,281)	134,000,000	134,000,000

Interest in $50,000,000 tri-party repurchase agreement dated 9/30/13 with
UBS Warburg — London due 10/1/13 — maturity value of $50,000,042 for an effective yield of 0.03% (collateralized by various U.S. Treasury notes with coupon rates ranging from 1.00% to 1.50% and due dates ranging from
6/30/16 to 8/31/16, valued at $51,000,073)	50,000,000	50,000,000

Total repurchase agreements (cost $1,125,268,000)		$1,125,268,000

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (17.6%)*	Yield (%)	date	amount	Value

Federal Farm Credit Bank unsec. discount notes	0.130	11/20/13	$20,000,000	$19,996,389

Federal Farm Credit Bank unsec. discount notes	0.110	7/15/14	25,000,000	24,978,076

Federal Farm Credit Bank unsec. discount notes	0.020	11/4/13	24,250,000	24,249,542

Federal Home Loan Bank unsec. discount notes	0.100	11/20/13	25,000,000	24,996,528

Federal Home Loan Bank unsec. discount notes	0.030	11/6/13	21,000,000	20,999,370

22 Money Market Liquidity Fund

U.S. GOVERNMENT AGENCY OBLIGATIONS (17.6%)*		Maturity	Principal
cont.	Yield (%)	date	amount	Value

Federal Home Loan Bank unsec. discount notes	0.100	10/23/13	$20,000,000	$19,998,778

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.160	4/21/14	6,000,000	5,994,613

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.100	2/10/14	22,000,000	21,991,933

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.140	12/20/13	25,000,000	24,992,222

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.100	11/18/13	3,500,000	3,499,533

Federal Home Loan Mortgage Corp. unsec.
discount notes Ser. RB	0.095	10/15/13	25,600,000	25,599,054

Federal Home Loan Mortgage Corp. unsec.
discount notes Ser. RB	0.140	10/10/13	21,930,000	21,929,232

Federal National Mortgage Association unsec.
discount notes	0.100	1/8/14	18,000,000	17,995,050

Federal National Mortgage Association unsec.
discount notes	0.140	12/26/13	30,000,000	29,989,967

Federal National Mortgage Association unsec.
discount notes	0.140	12/23/13	6,000,000	5,998,063

Federal National Mortgage Association unsec.
discount notes	0.145	12/18/13	30,000,000	29,990,575

Federal National Mortgage Association unsec.
discount notes	0.040	12/4/13	2,281,000	2,280,838

Federal National Mortgage Association unsec.
discount notes	0.100	11/20/13	25,050,000	25,046,521

Federal National Mortgage Association unsec.
discount notes	0.075	11/13/13	15,000,000	14,998,656

Federal National Mortgage Association unsec.
discount notes	0.025	10/25/13	25,000,000	24,999,583

Total U.S. government agency obligations (cost $390,524,523)				$390,524,523

		Maturity	Principal
COMMERCIAL PAPER (9.8%)*	Yield (%)	date	amount	Value

BPCE SA (France)	0.135	10/1/13	$10,350,000	$10,350,000

Canada (Government of) (Canada)	0.170	12/2/13	15,000,000	14,995,608

Chevron Corp.	0.050	10/18/13	13,500,000	13,499,681

Coca-Cola Co. (The)	0.050	10/17/13	18,625,000	18,624,586

DnB Bank ASA (Norway)	0.150	10/1/13	18,000,000	18,000,000

Export Development Canada (Canada)	0.130	2/18/14	13,000,000	12,993,428

General Electric Capital Corp.	0.080	11/22/13	21,000,000	20,997,573

HSBC USA, Inc. (United Kingdom)	0.110	10/9/13	20,000,000	19,999,511

National Australia Funding Delaware Inc.	0.150	11/19/13	14,750,000	14,746,989

Nordea Bank AB (Sweden)	0.155	12/16/13	19,500,000	19,493,619

Proctor & Gamble Co. (The)	0.070	12/12/13	2,400,000	2,399,664

Roche Holdings, Inc. (Switzerland)	0.070	12/11/13	9,500,000	9,498,688

Svenska Handelsbanken, Inc. (Sweden)	0.160	12/19/13	21,000,000	20,992,627

Toronto-Dominion Holdings (USA), Inc. (Canada)	0.090	10/25/13	2,245,000	2,244,865

Wal-Mart Stores, Inc.	0.080	10/1/13	17,600,000	17,600,000

Total commercial paper (cost $216,436,839)				$216,436,839

Money Market Liquidity Fund	23

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (8.1%)*	Yield (%)	date	amount	Value

Chariot Funding, LLC 144A (JPMorgan Chase
Bank (LOC))	0.120	10/10/13	$19,550,000	$19,549,414

Fairway Finance Co., LLC (Canada)	0.150	11/22/13	5,063,000	5,061,903

Fairway Finance Co., LLC (Canada)	0.150	11/20/13	8,000,000	7,998,333

Fairway Finance Co., LLC 144A (Canada)	0.120	10/25/13	6,182,000	6,181,505

Liberty Street Funding, LLC (Canada)	0.160	10/16/13	18,000,000	17,998,800

Manhattan Asset Funding Co., LLC (Japan)	0.180	10/21/13	6,000,000	5,999,400

Manhattan Asset Funding Co., LLC (Japan)	0.160	10/4/13	14,000,000	13,999,813

MetLife Short Term Funding, LLC	0.120	10/4/13	15,350,000	15,349,847

MetLife Short Term Funding, LLC	0.120	10/3/13	5,000,000	4,999,967

Old Line Funding, LLC	0.190	12/13/13	11,800,000	11,795,453

Regency Markets No. 1, LLC 144A	0.150	10/15/13	19,000,000	18,998,892

Straight-A Funding, LLC	0.070	10/7/13	23,800,000	23,799,722

Victory Receivables Corp. (Japan)	0.150	10/3/13	19,000,000	18,999,842

Working Capital Management Co. (Japan)	0.140	10/3/13	9,000,000	8,999,930

Total asset-backed commercial paper (cost $179,732,821)				$179,732,821

	Interest	Maturity	Principal
TIME DEPOSITS (3.8%)*	rate (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd.
(Cayman Islands)	0.080	10/1/13	$21,000,000	$21,000,000

Credit Agricole Corporate and Investment Bank/
Grand Cayman (Cayman Islands)	0.030	10/1/13	21,000,000	21,000,000

Societe Generale/Cayman Islands (Cayman Islands)	0.010	10/1/13	21,000,000	21,000,000

Svenska Handelsbanken/Cayman Islands (Sweden)	0.010	10/1/13	21,000,000	21,000,000

Total time deposits (cost $84,000,000)				$84,000,000

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (7.2%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.138	8/21/14	$40,750,000	$40,700,293

U.S. Treasury Bills	0.088	7/24/14	39,000,000	38,971,781

U.S. Treasury Bills	0.140	6/26/14	8,000,000	7,991,662

U.S. Treasury Notes [k]	2.750	10/31/13	50,000,000	50,104,840

U.S. Treasury Notes [k]	2.250	5/31/14	21,200,000	21,497,901

Total U.S. treasury obligations (cost $159,266,477)				$159,266,477

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (1.2%)*	rate (%)	date	amount	Value

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
notes Ser. MTN (Canada)	0.715	11/1/13	$19,000,000	$19,009,732

Westpac Banking Corp. 144A sr. unsec. FRN
notes (Australia)	0.816	10/18/13	8,000,000	8,002,661

Total corporate bonds and notes (cost $27,012,393)				$27,012,393

24 Money Market Liquidity Fund

		Maturity	Principal
MUNICIPAL BONDS AND NOTES (1.0%)*	Yield (%)	date	amount	Value

Johns Hopkins University Commercial
Paper, Ser. A	0.070	10/10/13	$7,941,000	$7,941,000

Trinity Health Corporation
Commercial Paper	0.090	10/24/13	14,500,000	14,499,169

Total municipal bonds and notes (cost $22,440,169)				$22,440,169

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (0.5%)*	rate (%)	date	amount	Value

Bank of America, N.A.	0.170	10/23/13	$10,500,000	$10,500,000

Total certificates of deposit (cost $10,500,000)				$10,500,000

TOTAL INVESTMENTS

Total investments (cost $2,215,181,222)				$2,215,181,222

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,215,725,345.

k The rates shown are the current interest rates at the close of the reporting period.

IR Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Money Market Liquidity Fund	25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$179,732,821	$—

Certificates of deposit	—	10,500,000	—

Commercial paper	—	216,436,839	—

Corporate bonds and notes	—	27,012,393	—

Municipal bonds and notes	—	22,440,169	—

Repurchase agreements	—	1,125,268,000	—

Time deposits	—	84,000,000	—

U.S. government agency obligations	—	390,524,523	—

U.S. treasury obligations	—	159,266,477	—

Totals by level	$—	$2,215,181,222	$—

The accompanying notes are an integral part of these financial statements.

26 Money Market Liquidity Fund

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$1,089,913,222
Repurchase agreements (identified cost $1,125,268,000)	1,125,268,000

Cash	168,397

Interest and other receivables	905,079

Total assets	2,216,254,698

LIABILITIES

Payable for custodian fees (Note 2)	7,733

Payable for investor servicing fees (Note 2)	32,241

Payable for Trustee compensation and expenses (Note 2)	346,164

Payable for administrative services (Note 2)	6,601

Payable for auditing and tax fees	39,086

Distributions payable to shareholders	91,522

Other accrued expenses	6,006

Total liabilities	529,353

Net assets	$2,215,725,345

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,215,686,685

Undistributed net investment income (Note 1)	11,095

Accumulated net realized gain on investments (Note 1)	27,565

Total — Representing net assets applicable to capital shares outstanding	$2,215,725,345

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($2,215,725,345 divided by 2,215,686,685 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Money Market Liquidity Fund	27

Statement of operations Year ended 9/30/13

INVESTMENT INCOME	$4,078,195

EXPENSES

Compensation of Manager (Note 2)	6,906,865

Investor servicing fees (Note 2)	274,809

Custodian fees (Note 2)	31,423

Trustee compensation and expenses (Note 2)	238,360

Administrative services (Note 2)	82,117

Other	382,480

Fees waived and reimbursed by Manager (Note 2)	(6,906,865)

Total expenses	1,009,189

Expense reduction (Note 2)	(167)

Net expenses	1,009,022

Net investment income	3,069,173

Net realized gain on investments (Notes 1 and 3)	27,566

Net gain on investments	27,566

Net increase in net assets resulting from operations	$3,096,739

The accompanying notes are an integral part of these financial statements.

28 Money Market Liquidity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$3,069,173	$4,740,670

Net realized gain on investments	27,566	32,544

Net increase in net assets resulting from operations	3,096,739	4,773,214

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(3,112,906)	(4,722,645)

Increase (decrease) from capital share transactions (Note 4)	(2,420,060,387)	816,295,354

Total increase (decrease) in net assets	(2,420,076,554)	816,345,923

NET ASSETS

Beginning of year	4,635,801,899	3,819,455,976

End of year (including undistributed net investment income
of $11,095 and $22,284, respectively)	$2,215,725,345	$4,635,801,899

The accompanying notes are an integral part of these financial statements.

Money Market Liquidity Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments [a]	operations	income	tions	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c,d]	(%) [d]

Class P
September 30, 2013	$1.00	.0010	—	.0010	(.0010)	(.0010)	$1.00	.10	$2,215,725.04		.11
September 30, 2012	1.00	.0010	—	.0010	(.0010)	(.0010)	1.00	.10	4,635,802.03		.10
September 30, 2011	1.00	.0011	—	.0011	(.0011)	(.0011)	1.00	.11	3,819,456.03		.11
September 30, 2010	1.00	.0020	—	.0020	(.0019)	(.0019)	1.00	.19	5,594,202.05		.19
September 30, 2009†	1.00	.0014	—	.0014	(.0015)	(.0015)	1.00	.15*	2,851,686	.03*	.14*

* Not annualized.

† For the period April 13, 2009 (commencement of operations) to September 30, 2009.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual waiver of the funds management fee in effect during the period. As a result of such waiver, the management fee reflects a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2013	0.25%

September 30, 2012	0.25

September 30, 2011	0.25

September 30, 2010	0.25

September 30, 2009	0.12

The accompanying notes are an integral part of these financial statements.

30 Money Market Liquidity Fund	Money Market Liquidity Fund 31

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Money Market Liquidity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and

32 Money Market Liquidity Fund

borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $32,544 to decrease distributions in excess of net investment income and $32,544 to decrease accumulated net realized gain.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$102,617
Undistributed short-term gain	27,566

The aggregate identified cost on a financial reporting and tax basis is the same.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through January 30, 2015. This expense limitation remains in place under the interim management contract described below. During the reporting period, the fund waived $6,906,865 as a result of this waiver.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Money Market Liquidity Fund	33

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL. Prior to July 1, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $167 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,203, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $261,002,730,692 and $263,421,771,544, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Year ended 9/30/13	Year ended 9/30/12

Class P

Shares sold	5,625,521,035	9,057,619,090

Shares issued in connection with
reinvestment of distributions	—	—

	5,625,521,035	9,057,619,090

Shares repurchased	(8,045,581,422)*	(8,241,323,736)

Net increase (decrease)	(2,420,060,387)	816,295,354

* In March 2013, Putnam Money Market Liquidity Fund was replaced with Putnam Short Term Investment Fund as the primary cash sweep vehicle for most Putnam Funds.

34 Money Market Liquidity Fund

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Money Market Liquidity Fund	35

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

36 Money Market Liquidity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Money Market Liquidity Fund	37

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

38 Money Market Liquidity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Money Market Liquidity Fund 39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40 Money Market Liquidity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Money Market Liquidity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

AN112
283879 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$38,091	$--	$3,425	$ —
September 30, 2012	$37,953	$--	$3,350	$ —

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,425 and $3,350 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$ —	$ —	$ —

September 30, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013